UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 27, 2018

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.	3

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT.	3

ITEM 8.01. OTHER EVENTS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	3

SIGNATURES	4

EXHIBIT 10.1

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2018, Amazon.com, Inc. (the “Company”), Bank of America, N.A., as administrative agent, and the lenders party thereto entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”). The Amended and Restated Credit Agreement amends and restates the existing credit agreement entered into by the Company on May 20, 2016, to increase the Company’s borrowing capacity under its unsecured revolving credit facility from $3.0 billion to $7.0 billion and to extend the term of the agreement to April 27, 2021. Borrowings under the Amended and Restated Credit Agreement will be used for general corporate purposes, including backstopping any Notes that the Company may issue under the Commercial Paper Program disclosed in Item 8.01 below.

The financial institutions party to the Amended and Restated Credit Agreement and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, and other financial and non-financial activities and services. Certain of these financial institutions and their respective affiliates have provided, and may in the future provide, a variety of these services to the Company and to persons and entities with relationships with the Company, for which they received or will receive customary fees and expenses.

The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by the terms of such agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 8.01.	OTHER EVENTS.

On April 27, 2018, the Company established a commercial paper program (the “Commercial Paper Program”) under which the Company may issue on a private placement basis unsecured commercial paper notes (the “Notes”) up to a maximum aggregate amount outstanding at any time of $7.0 billion. Under the Commercial Paper Program, the Company may issue Notes from time to time, with maturities that vary, but do not exceed 397 days from the date of issue. Amounts available under the Commercial Paper Program may be reborrowed. The proceeds of the Notes are expected to be used for general corporate purposes.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated as of April 27, 2018, among Amazon.com, Inc., Bank of America, N.A., as administrative agent, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Kurt H. Zumwalt
Kurt H. Zumwalt
Vice President and Treasurer

Dated: April 27, 2018

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